EXHIBIT 31.2

CERTIFICATION

I, Lorin J. Randall, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of i-STAT Corporation;

2.

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operation and cash flows of i-STAT Corporation as of, and for, the periods presented in this quarterly report;

4.

i-STAT Corporation’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for i-STAT Corporation and we have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to i-STAT Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)	evaluated the effectiveness of i-STAT Corporation’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the period ended September 30, 2003 based on such evaluation; and

c)	disclosed in this report any change in i-STAT Corporation’s internal control over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, i-STAT Corporation’s internal control over financial reporting; and

5.

i-STAT Corporation’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to i-STAT Corporation’s auditors and the audit committee of i-STAT Corporation’s board of directors (or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect i-STAT Corporation’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in i-STAT Corporation’s internal control over financial reporting.

      DATE: November 14, 2003

/s/ Lorin J. Randall

Lorin J. Randall
Senior Vice President of Finance,Treasurer
and Chief Financial Officer
(Principal Financial Officer and Accounting Officer)